Parnassus FundSM
Investor Shares: PARNX | Institutional Shares: PFPRX
Parnassus Core Equity FundSM
Investor Shares: PRBLX | Institutional Shares: PRILX
Parnassus Endeavor FundSM
Investor Shares: PARWX | Institutional Shares: PFPWX
Parnassus Mid Cap FundSM
Investor Shares: PARMX | Institutional Shares: PFPMX
Parnassus Fixed Income FundSM
Investor Shares: PRFIX | Institutional Shares: PFPLX
September 16, 2019

Supplement dated September 16, 2019 to the
Currently Effective Summary Prospectuses and Statutory Prospectus, each dated May 1, 2019
Fossil-Fuel Free Investment Policy and Issuer Engagement
Effective as of September 16, 2019, the disclosure under the “Principal Investment Strategies” section for the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund and the Parnassus Fixed Income Fund, in the applicable Summary Prospectus for those Funds and the Statutory Prospectus for all Parnassus Funds, is supplemented by adding the disclosure below regarding these Funds implementing a fossil-fuel free investment policy.  The Parnassus Fund and the Parnassus Endeavor Fund have already implemented this fossil-fuel free investment policy.
“The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.”
Effective as of September 16, 2019, the second and third paragraphs of the disclosure under the “Responsible Investment Policy” section for all of the Parnassus Funds, in the Statutory Prospectus, are amended and restated in their entirety to read as follows:
“No company is perfect in all these areas, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser uses strategic engagement, which may include direct communication, such as letters, emails, phone calls or in-person meetings, with company management teams to encourage positive change on ESG factors. The Adviser also votes proxies consistent with its proxy voting policies and procedures, which are stated in the SAI. With regard to the Parnassus Fixed Income Fund, the Adviser will take into consideration factors specific to fixed income investments when making these value judgments. The Fixed Income Fund may invest in securities that are appropriate based on their specific criteria, but that may not be appropriate for the U.S. equity funds.
The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Funds are fossil-fuel free, meaning they do not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; each Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.”
A shareholder may obtain additional information by contacting the Parnassus Funds at 1 (800) 999-3505.
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Please Read Carefully and Keep for Future Reference